                                                                   EXHIBIT 10.47

                     MODIFICATION TO RESIGNATION AGREEMENT
                     -------------------------------------


     THIS MODIFICATION TO RESIGNATION AGREEMENT ("Modification") dated as of March 9, 1998, is entered into by and between NTN Communications, Inc., a Delaware corporation (the "Company"), and Daniel C. Downs ("Downs").

                                    RECITALS
                                    --------

     A. Pursuant to a Resignation and General Release Agreement ("Resignation Agreement") effective as of December 31, 1996, Downs is entitled to severance payments ("Severance Payments") of $18,164.16 per month for the twelve months ending December 31, 1997, $20,616.32 per month for the twelve months ending December 31, 1998 and $23,399.53 per month for the twelve months ending December 31, 1999.

     B. Pursuant to the Resignation Agreement, Downs also is entitled to a car allowance of $500 per month until December 31, 1999 (the "Car Allowance").

     C. As of April 1, 1998 the total aggregate Severance Payments owing to Downs pursuant to paragraph 2(a) of the Resignation Agreement and Car Allowance owing to Downs pursuant to paragraph 2(f) of the Resignation Agreement will be $471,968.20.

     D. Downs and the Company have agreed that Severance Payments and the Car Allowance shall be paid as hereinafter provided in this Modification.

     NOW, THEREFORE, in consideration of the premises, and of mutual covenants contained herein and the mutual benefits to be derived therefrom, the Company and Downs agree as follows:

                                   AGREEMENT
                                   ---------

     1.   Payment Schedule.  Effective April 1, 1998, Severance Payments payable
          ----------------
pursuant to paragraph 2(a) of the Resignation Agreement and the Car Allowance payable pursuant to paragraph 2(f) of the Resignation Agreement shall be payable on the dates and in the amounts specified in Exhibit "A" attached hereto, less appropriate withholding taxes, as required. The total amount of Severance Payments and Car Allowance payable from and after April 1, 1998 will be $471,968.20. Any unpaid portion of that balance shall be due and payable on December 31, 2000. If any payment specified in Exhibit "A" is not paid by the Company for more than 90 consecutive days, then all payments shall be accelerated and become immediately due and payable.

     2.   Medical and Life Insurance.  The period through which the Company
          --------------------------
shall continue to include Downs under its medical insurance program and to provide life insurance to Downs, each without cost to Downs, shall continue through December 31, 2000.

     3.   Option to Convert Payments to Stock.
          -----------------------------------

          3.1 At any time during the period commencing with the execution of this Agreement and ending 110 days thereafter, the Company shall have the option to convert all amounts then owing to Downs pursuant to section 1 hereof to common stock of the Company on the following basis: the Company shall give written notice of exercise of such option. The number of shares of common stock to be issued (the "Shares") shall be 66% of that number of shares determined by dividing (x) the present value of the amounts then owing to Downs pursuant to section 1 hereof using a discount rate of 5% by (y) the average closing price of the common stock on the American Stock Exchange for the ten trading days prior to the third business day before the notice of the exercise of the option.

          3.2 Upon the Company's exercise of this option the release and extinguishment by Downs of all rights to payments pursuant to section 1 hereof shall be effective.

          3.3 The Company agrees that, within twenty days after the notice of exercise, it shall file a Registration Statement on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission covering the Shares, and shall use its best efforts to have the Registration Statement declared effective. In the event the Company fails to file the Registration Statement within such twenty day period, it shall be obligated to continue to make payments to Downs as required by section 1 hereof until such time as the Registration Statement is filed. In the event the Registration Statement is not declared effective within 120 days of the notice, the Company shall pay Downs a one-time cash payment of $45,000 unless the Board of Directors of the Company determines, in its reasonable judgment, that the failure to have such Registration Statement effective within 120 days was primarily due to delays occasioned by the proposed transaction between the Company and NTN Canada, in which case the 120 day requirement will be extended by the number of days of such delay. The Company shall bear all costs and expenses of such registration except for any brokerage or finders' fees which shall be payable by Downs.

          3.4 In the event the Company gives written notice of exercise, the period through which the Company shall continue to include Downs under its medical insurance program and to provide life insurance to Downs, each without cost to Downs, shall continue through December 31, 1999.

          3.5 The Company shall pay all federal and state withholding taxes relating to the issuance of the shares to Downs.

     4.   Agreement in Effect.  Except as specifically modified hereby, all of
          -------------------
the terms and conditions of the Resignation Agreement shall remain in full force and effect without modification, including, but not limited to, paragraph 2(b) regarding the payment of accrued vacation and paragraph 2(c) regarding payment of deferred compensation. All future references to the Resignation Agreement shall mean the Resignation Agreement as hereby modified.

     5.   California Law.  This Modification is made and entered into in the
          --------------
State of California and shall be interpreted, construed and enforced in accordance with the laws of the State of California without giving effect to its conflict of laws principles.

     6.   Counterparts.  This Modification may be executed in more than one
          ------------
counterpart, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

     7.   Entire Agreement.  Unless otherwise specified, this Modification and
          ----------------
the documents referenced herein represent the entire understanding of the parties with respect to the transactions set forth herein, and supersede all prior representations, understandings and agreements made by the parties. Neither this Modification nor any of the provisions hereof may be modified, amended or waived except by means of a writing executed by the parties.

     8.   Attorneys' Fees.  In the event of any controversy, claim, or dispute
          ---------------
between the parties hereto, arising out of or relating to this Modification, or the breach thereof, the prevailing party shall be entitled to recover from the other party reasonable expenses, attorneys' fees and costs. Attorneys' fees incurred in enforcing any judgment are recoverable as a separate item, and this provision for post-judgment attorneys' fees shall survive any judgment and shall not be deemed merged into the judgment.

     9.   Interpretation.  This Modification shall not be interpreted against a
          --------------
party by virtue of such party's participation in the drafting of the Modification or any provisions herein.

     10.  Parties Bound.  This Modification shall be binding upon and inure to
          -------------
the benefit of the personal and legal representatives, successors and permitted assigns of the parties hereto and also upon the heirs, executors and administrators of the individual persons executing this Modification.

     IN WITNESS WHEREOF, the parties hereto have executed this Modification or have caused this Modification to be duly executed on their respective behalf by their respective officers thereunto duly authorized, effective as of the day and year first above written.


                                 NTN COMMUNICATIONS, INC.,
                                 a Delaware corporation


                                 By: /s/ Gerald Sokol, Jr.
                                    ________________________________________
                                       Name: Gerald Sokol, Jr.
                                       Title: President

                                  /s/ Daniel C. Downs
                                 ___________________________________________
                                 Daniel C. Downs


                                 Address:

                                 19404 Camino Del Aguila
                                 Escondido, CA  92025

                                  EXHIBIT "A"

                        DANIEL C.DOWNS PAYMENT SCHEDULE
                        -------------------------------

                      BALANCE AS OF MARCH 31: $476,341.22
                      -----------------------------------




==================================================
                                       REMAINING
  MONTH            PAYMENT              BALANCE
  -----            -------              -------
--------------------------------------------------

Apr-98         $   8986.79            $ 467,354.43
--------------------------------------------------
May-98             8986.79            $ 458,367.64
--------------------------------------------------
Jun-98             8986.79            $ 449,380.85
--------------------------------------------------
Jul-98            10387.50            $ 438,993.35
--------------------------------------------------
Aug-98            10387.50            $ 428,605.85
--------------------------------------------------
Sep-98            10387.50            $ 418,218.35
--------------------------------------------------
Oct-98            10387.50            $ 407,830.85
--------------------------------------------------
Nov-98            10387.50            $ 397,443.35
--------------------------------------------------
Dec-98            10387.50            $ 387,055.85
               -----------
--------------------------------------------------
 1998 TOTAL
 PAYMENTS      $ 89,285.37

==================================================




==================================================
                                       REMAINING
  MONTH            PAYMENT              BALANCE
  -----            -------              -------
--------------------------------------------------

Jan-99         $   12976.26           $ 374,079.59
--------------------------------------------------
Feb-99             12976.26           $ 361,103.33
--------------------------------------------------
Mar-99             12976.26           $ 348,127.07
--------------------------------------------------
Apr-99             12976.26           $ 335,150.81
--------------------------------------------------
May-99             12976.26           $ 322,174.55
--------------------------------------------------
Jun-99             12976.26           $ 309,198.29
--------------------------------------------------
Jul-99             12976.26           $ 296,222.03
--------------------------------------------------
Aug-99             12976.26           $ 283,245.77
--------------------------------------------------
Sep-99             12976.26           $ 270,269.51
--------------------------------------------------
Oct-99             12976.26           $ 257,293.25
--------------------------------------------------
Nov-99             12976.26           $ 244,316.99
--------------------------------------------------
Dec-99             12976.26           $ 231,340.73
               ------------
--------------------------------------------------
 1999 TOTAL
 PAYMENTS      $ 155,715.12

==================================================


==================================================

                                       REMAINING
  MONTH            PAYMENT              BALANCE
  -----            -------              -------
--------------------------------------------------

Jan-00         $   15571.51           $ 215,769.22
--------------------------------------------------
Feb-00             15571.51           $ 200,197.71
--------------------------------------------------
Mar-00             15571.51           $ 184,626.20
--------------------------------------------------
Apr-00             15571.51           $ 169,054.69
--------------------------------------------------
May-00             15571.51           $ 153,483.18
--------------------------------------------------
Jun-00             15571.51           $ 137,911.67
--------------------------------------------------
Jul-00             15571.51           $ 122,340.16
--------------------------------------------------
Aug-00             15571.51           $ 106,768.65
--------------------------------------------------
Sep-00             15571.51           $  91,197.14
--------------------------------------------------
Oct-00             15571.51           $  75,625.63
--------------------------------------------------
Nov-00             15571.51           $  60,054.12
--------------------------------------------------
Dec-00             15571.51           $  44,482.61
               ------------
--------------------------------------------------
 2000 TOTAL
 PAYMENTS      $ 186,858.12

==================================================


Remaining Balance Due 12/31/00:  $44,482.61